UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 2100 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2013, the Company’s stockholders approved the amendment to the Incentive Plan (as defined under Item 5.07 below) to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 2,000,000 shares from 8,350,000 shares to 10,350,000 shares and a related extension of the term of the Incentive Plan, to March 12, 2023 the 10th anniversary of the date of Board of Directors approval of these additional authorized shares. A summary of the key terms of the Incentive Plan, as amended to reflect the proposed amendment, is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting (as defined under Item 5.07 below) filed on April 22, 2013.

A copy of the amendment is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Basic Energy Services, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 22, 2013 in Fort Worth, Texas (the “Annual Meeting”):

(1)	to elect three Class II directors to serve until the annual meeting of stockholders in 2016;

(2)	to approve an amendment to the Fifth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Incentive Plan”) to increase the number of shares of common stock authorized for issuance thereunder from 8,350,000 shares to 10,350,000 shares, and a related extension of the term of the Incentive Plan;

(3)	to approve, on a non-binding advisory basis, the named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting; and

(4)	to ratify the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2013.

A total of 37,509,879 shares of the Company’s common stock were present at the meeting in person or by proxy, which represented approximately 88.8% of the outstanding shares of the Company’s common stock as of April 9, 2013, the record date for the Annual Meeting.

Proposal 1: Director nominees were elected at the Annual Meeting based on the following vote tabulation:

	Votes “For”	Votes “Withheld”	Broker Non-Votes
William E. Chiles	29,382,509	1,973,256	6,154,114
Robert F. Fulton	31,119,538	236,227	6,154,114
Antonio O. Garza, Jr.	25,104,196	6,251,569	6,154,114

Proposal 2: The amendments to the Incentive Plan were approved as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
26,012,247	4,589,331	754,187	6,154,114

Proposal 3: The vote to approve, on a non-binding advisory basis, the Company’s named executive officer compensation as disclosed in the proxy statement was approved as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
26,504,285	4,791,742	59,738	6,154,114

Proposal 4: The ratification of the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2013 was approved as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
37,174,114	318,644	17,121	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	First Amendment to Fifth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: May 23, 2013	By:	/s/ Alan Krenek
	Name:	Alan Krenek
	Title:	Senior Vice President, Chief Financial
Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	First Amendment to Fifth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan.